UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 30, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of August 1, 2007, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-WF2)

STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE LOAN TRUST 2007-WF2
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 13th Floor New York, NY (Address of Principal Executive Offices)		10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered the issuance of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-WF2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-139693) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $349,238,000 aggregate principal amount of Class A1, Class A2, Class A3 and Class A4 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-WF2 on August 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 16, 2007, as supplemented by the Prospectus Supplement dated August 17, 2007 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On August 30, 2007, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class M1	$22,510,000
Class M2	$10,459,000
Class M3	$ 7,731,000
Class M4	$ 7,731,000
Class M5	$ 7,503,000
Class M6	$ 6,594,000
Class M7	$ 6,366,000
Class M8	$ 6,594,000
Class M9	$ 4,547,000
Class B1	$ 3,865,000
Class B2	$ 4,320,000
Class X	N/A
Class P	N/A
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the Registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of August 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee. The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class X, Class P, Class R and Class LT-R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $454,738,319.34 as of August 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of August 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Reconstituted Servicing Agreement dated as of August 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Wells Fargo Bank, N.A., as Servicer, and acknowledged by Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee.

99.3
Interest Rate Swap Agreement, dated as of August 30, 2007 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the Confirmation), between Credit Suisse International and U.S. Bank National Association, on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-WF2.

99.4
Interest Rate Cap Agreement, dated as of August 30, 2007 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the Confirmation), between Credit Suisse International and U.S. Bank National Association, on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-WF2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: September 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Agreement dated as of August 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Group LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Reconstituted Servicing Agreement dated as of August 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Wells Fargo Bank, N.A., as Servicer, and acknowledged by Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee.

99.3
Interest Rate Swap Agreement, dated as of August 30, 2007 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the Confirmation), between Credit Suisse International and U.S. Bank National Association, on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-WF2.

99.4
Interest Rate Cap Agreement, dated as of August 30, 2007 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the Confirmation), between Credit Suisse International and U.S. Bank National Association, on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-WF2.